                                                                   Exhibit 10.6

                                    GUARANTY

                  GUARANTY, dated this 10th day of April, 2004 between and among Stephen F. Cohen ("Cohen"), Patrick Danan ("Danan"), Frank A. Leo ("Leo") and Leonard Mercer ("Mercer")(Cohen, Danan, Leo and Mercer are hereinafter collectively referred to as the "Guarantors") in favor of Vestin Mortgage, Inc. ("Vestin").

                                   WITNESSETH

                  WHEREAS, Cohen, Danan and Leo are the sole and exclusive members of, and own 100% of the equity interests in, Raceway Ventures, LLC, a Florida limited liability company ("Purchaser"); and

                  WHEREAS, Mercer is a stockholder of International Housing Development Group Corp. ("International") which is engaged in the development, ownership, operation and sales of real property; and

                  WHEREAS, Cohen, Danan and Leo are the remaining stockholders of International; and

                  WHEREAS, Guarantors desires to have Purchaser acquire 19,549 shares of the Common Stock (the "Common Stock") of Mid-State Raceway, Inc. ("Raceway") and warrants (the "Warrants") to purchase 1,250,000 shares of Common Stock from All Capital LLC ("All Capital") and 450,000 shares of Common Stock from Victoria Scott respectively; and

                  WHEREAS, Raceway owns in excess of 600 acres of real property in Vernon New York ("Development Property") suitable for real estate development by International; and

                  WHEREAS, if Cohen, Danan and Leo acquire a controlling interest in Raceway, International and Mercer will benefit from the development of the Development Property; and

                  WHEREAS, Raceway and Mid-State Development Corporation ("Development") (Raceway and Development are hereinafter collectively referred to herein as "Borrower") are indebted to Vestin in the amount of up to $26,000,000 ("Existing Indebtedness") as evidenced by a Consolidated Secured Promissory Note (the "Note"); and

                  WHEREAS, the Guarantor and the Purchaser desire to have Vestin execute and deliver its consent to acquisition by the Purchaser of the Common Stock and Warrants (the "Consent"); and

                  WHEREAS, as a condition to Vestin executing and delivering the Consent, Vestin has requested that the Guarantors execute and deliver this or a related form of Guaranty.

                  NOW THEREFORE, in consideration of the premises, the mutual agreements herein contained the parties hereto agree as follows:

          1.      Guaranty of Payment and Performance.

                  (a) Subject to and in accordance with the provisions of subparagraphs 1 (b) and (c) hereof, each of the Guarantor does hereby jointly and severally, absolutely, unconditionally and irrevocably guaranty to Vestin the full and punctual payment and performance of the Obligations (as defined). For purposes of this Guaranty the term "Obligations" shall be and mean the Borrower's obligations under the Note solely and exclusively for the payment of principal and interest thereon computed at the rate of 11% per annum, whether now existing or hereafter arising, when the same shall become due and payable, in accordance with the terms of the Note; provided however that anything in this Guaranty to the contrary notwithstanding, Guarantor's obligations hereunder and/or with respect to the Obligations shall in no event or circumstance exceed the aggregate amount of $10,000,000.00.

                  (b) If any of the Obligations shall not be paid in full as the same shall become due and payable, either at stated maturity or otherwise, in accordance with the terms of the Note, then and in that event:

                                                      (i) Vestin shall take and
                                    perform such reasonable efforts
                                    (collectively "Collection Efforts") as shall be reasonably necessary to cause the Borrower to make payment of the Obligations then due and payable; and

                                                      (ii) Vestin shall,
                                    following the completion of the Collection
                                    Efforts transmit to the Guarantors written notice ("Vestin Notice") setting forth: (A) the continued existence of the Borrower's default in payment of the Obligations, (B) the amount of the Obligations which are at such time the subject of Borrower's payment default prior to any acceleration and/or imposition of Default Interest ("Current Default"), (C) the amount of the costs incurred by Vestin in performing the Collection Efforts (the "Collection Costs"),
                                    (D) the total amount of the Obligations and
                                    (E) the sum of the Collection Costs and the Obligations (the "Buy Out Amount"); and

                                                      (iii) Guarantors shall
                                    have the right during the seven day period following transmittal by Vestin of the Vestin Notice to either (A) cure the Borrower's payment default by making payment to Vestin of the full amount of the Current Default prior to the expiration of such seven day period, or (B) purchasing, for cash, 100% of the payees interest in and to the Note and the proceeds thereof and all collateral securing the same (the "Property") for the Buy-Out Amount.
                                    If the Guarantors elect to exercise the
                                    purchase right described above they shall
                                    (C) give Vestin written notice of such
                                    election ("Purchase Notice") prior to the expiration of such seven day period; which Purchase Notice shall specify a closing date for such purchase within 14 days following the transmittal of the Purchase Notice to Vestin and (D) have the right to transfer, sell assign and convey their rights to acquire the Property and/or any agreements with respect to the acquisition of the Property to any third party.

                  (c) If the Guarantors shall fail or refuse to either pay the full amount of the Current Default or transmit the Purchase Notice within the seven day period following the transmittal of the Vestin Notice and/or having transmitted the Purchase Notice failed and/or refused to fully and timely perform their obligations thereunder, then and in any such event the Guarantors shall, upon demand, immediately pay to Vestin any such Obligations without presentment, diligence, protest or other notice of any kind, all of which are hereby expressly waived. In addition to the foregoing, the Guarantors agree to pay any and all reasonable expenses (including without limitation, reasonable attorney's fees and expenses) which may be paid or incurred by Vestin in connection with the enforcement by Vestin of the obligations of the Guarantors with respect to the Obligations. All payments under this Guaranty shall be made in the place, currency and manner specified for the Obligations as provided in the Note.

                  (d) Without limiting the generality of the provisions of subparagraph 1(a) hereof but expressly subject to the provisions of subparagraphs 1(b) and (c) hereof:

                           (i) The liability of the Guarantors under this
Guaranty is primary, absolute, direct and immediate, and not conditional or contingent upon pursuit by Vestin of any remedies it may have against the Borrower or any other person or entity, whether pursuant to the terms hereof or at law, in equity or by statute;

                           (ii) Each of the Guarantors hereby waives any right
he otherwise might have to require Vestin to make any demand upon and/or proceed against the Borrower or any other person or entity before seeking enforcement of this Guaranty, or to pursue any legal, equitable or statutory remedy otherwise available to Vestin in any particular manner or order;

                           (iii) Each of the Guarantors hereby expressly
authorizes Vestin, in its sole and absolute discretion, without notice to or further assent of the Guarantors and without in any way discharging, terminating, releasing, affecting or impairing the obligations and liabilities of the Guarantors hereunder, from time to time or at any one or more times to:
(A) amend, modify, renew, extend, accelerate or otherwise change the time or manner of payment for or performance of, or otherwise change, modify or amend any of the other terms and conditions of the

Obligations, (B) release, discharge or compromise or settle with the Borrower,
(C) waive compliance with or any default under, forbear from, delay or only partially enforce, or grant any other indulgences with respect to the Obligations, (D) assign, transfer, pledge, hypothecate, grant a security interest in or otherwise transfer his interest in this Guaranty, and (E) otherwise deal in all respects with the Borrower with respect to the Note as if this Guaranty was not in effect;

                           (iv) Each of the Guarantors: (A) agrees that the
validity and enforceability of his obligations hereunder shall be unaffected by the genuineness, validity, regularity or enforceability of the Note or by any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, (B) expressly waives any defense arising by reason of laches, the statute of limitations or any incapacity, lack of authority, or other defense of the Borrower (including, without limitation, the bankruptcy, reorganization, liquidation, dissolution, release or discharge of the Borrower or any arrangement, compromise, settlement or other action with respect to the Borrower's creditors or by reason of the cessation from any cause whatsoever (other than payment or performance in full) of the liability of the Borrower), and (C) hereby releases Vestin from any requirement of looking into such matters.

                  2. Guarantor's Obligations Not Affected. This Guaranty is an absolute, unconditional, irrevocable, present and continuing guarantee of payment and performance and not merely of collection or collectibility, and, except as expressly provided herein to the contrary, is in no way conditioned or contingent upon any attempt to collect from the Borrower or any other person any of the Obligations or upon any other condition or contingency. The obligations of the Guarantors under this Guarantee shall remain in full force and effect without regard to, and shall not be impaired or affected by:

                           (i) any change in the existence, structure or
ownership of the Borrower, or any insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, liquidation, receivership or similar proceeding affecting the Borrower;

                           (ii) the existence of any claim or other rights that
the Guarantors or any of them may have at any time against the Borrower, whether in connection herewith or in any unrelated transactions; provided however that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                           (iii) any exercise or non-exercise by Vestin or any
other person of any right, power, privilege or remedy pursuant to or in respect of this Guaranty, or any waiver of any such right, power, privilege or remedy; or

                           (iv) any merger or consolidation of the Borrower
with or into any other person, or any sale, lease or transfer of any or all of the assets of the Borrower to any other person or the dissolution, termination, winding up or other discontinuation of the Borrower.

                  3. Waiver. Except as herein expressly provided to the contrary, each of the Guarantors unconditionally waives (i) all notices which may be required by statute, rule of law or otherwise, notice of acceptance of this Guaranty as well as (a) presentment, demand for payment and/or performance and protest of non-payment and/or non-performance, (b) notice of presentment, demand and protest, (c) notice of any default hereunder and/or under the Note, and of all indulgences,
(d) demand for observance of performance of, or enforcement of, any terms or provisions of this Guaranty, and (e) all other notices and demands otherwise required by law or statute which Guarantors may lawfully waive. Further, to the extent permitted by law, each of the Guarantors waives the rights to (f) trial by jury, (g) implead the Borrower or assert a counterclaim against the Borrower,
(h) to consolidate any such action with any proceeding involving the Borrower, and (ii) any requirement of diligence on the part of Vestin.

                  4. Termination. This Guaranty and the obligations of the Guarantors hereunder shall terminate and be of no further force and effect on the earlier to occur of (a) the date when the Obligations shall be have been indefeasibly paid in full, or (b) the VLT Commencement Date (as defined). The "VLT Commencement Date" shall be and mean the date upon which video lottery terminals ("VLT's") installed on the premises of Vernon Downs Race Track, Vernon New York, are first activated and available for utilization on a pilot, temporary or permanent basis.

                  5. No Waivers. No failure or delay by Vestin in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

                  6. Notices. Any and all notices, requests or instructions desired or required to be given to Vestin or to Guarantors shall be in writing and shall either be hand delivered or mailed to the recipient first class, postage prepaid, certified, return receipt requested at the following respective addresses:

                                 To:    Guarantors
                                        c/o Raceway Ventures, LLC
                                        5300 NW 12th Ave. Suite 1
                                        Ft. Lauderdale, Florida 33309

                                 To:    Vestin
                                        2901 El Camino Avenue
                                        Suite 206
                                        Las Vegas, NV 89102

or at such other address as any party hereto shall designate in a writing complying with the provisions of this Paragraph.

                  7. Savings Clause. If any provision of this Guaranty is held to be invalid or unenforceable by any court or tribunal of competent jurisdiction, the remainder hereof shall not be affected thereby, and such provisions shall be carried out as nearly as possible according to its original terms and intent to eliminate such invalidity or unenforceability.

                  8. General. This agreement sets forth the entire agreement between the parties hereto with respect to the subject matter herein contained; shall be governed and construed in accordance with the laws of the State of Nevada; cannot be altered, amended, modified or terminated except by a writing executed by both of the parties hereto or as herein expressly otherwise provided; and shall inure to the benefit of and be binding upon the parties hereto and their respective successors, transferees, heirs, assigns and beneficiaries.

                  9. Counterparts. This Guarantee may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument. Each of the parties executing and delivering this Guarantee hereby waives and relinquishes all rights and defenses arising from Lender's failure to obtain an executed copy of this Guarantee from any other party or parties included in the definition of "Guarantor" in this instrument.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty to be executed and delivered as of the day and year first above written.

                                            /s/ Steven F. Cohen
                                            -------------------

                                            /s/ Patrick Danan
                                            -----------------

                                            /s/ Frank A. Leo
                                            ----------------

                                            /s/ Leonard Mercer
                                            ------------------